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                                  Exhibit 32.2


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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         I, Kenneth L. Hignett, Senior Vice President, Chief Financial Officer
and Secretary of Morgan's Foods, Inc. (the "Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (3) The Quarterly Report on Form 10-Q of the Company for the period ended August 17, 2003 (the "Report"), which this certification accompanies, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                              /s/ Kenneth L. Hignett
                              --------------------------------------------------
                              Kenneth L. Hignett, Senior Vice President,
                              Chief Financial Officer and Secretary
October 1, 2003



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